Discontinued operations	12 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Discontinued operations

22. Discontinued operations

On July 2, 2024, Kenshaw Electrical was sold for a consideration of $0.8 million (AU$1.2 million).

Financial information relating to the discontinued operation for the period to the date of disposal is set out below:

Financial performance and cash flow information

The financial performance and cash flow information presented are for the years ended June 30, 2025, 2024 and 2023:

	Year Ended June 30
(US dollars in thousands)	2026	2025	2024
Revenues	-	-	11,909
Cost of sales	-	-	(10,268)
Income/(Expenses)	621	1,648	(2,522)
Loss before income tax	621	1,648	(881)
Income tax expense	-	-	-
Gain/(loss) from discontinued operations	621	1,648	(881

Net cash inflow/(outflow) from operating activities	621	1,648	(881)
Net cash inflow/(outflow) from investing activities	-		-
Net cash inflow/(outflow) from financing activities	-		-
Net increase in cash generated by subsidiary	621	1,648	(881)

Assets and liabilities of disposal group as held for sale

The following assets and liabilities were reclassified as held for sale in relation to the discontinued operations as at June 30, 2026, 2025 and 2024:

	Year Ended June 30
(US dollars in thousands)	2026	2025	2024
Assets classified as held for sale	-
Trade and other receivables	-	-	2,366
Inventories	-	-	657
Property, plant and equipment	-	-	2,040
Goodwill	-	-	210
Intangible assets	-	-	-
Deferred tax assets	-	-	206
Total assets of disposal group classified as held for sale	-	-	5,479

Liabilities directly associated with assets classified as held for sale
Trade and other payables	-	-	2,722
Current debt	-	-	1,267
Non-current debt	-	-	77
Lease liabilities - current	-	-	263
Lease liabilities - non-current	-	-	1,186
Total liabilities of disposal group classified as held for sale	-	-	5,515

Net assets/(liabilities) identified as held for sale	-	-	(36)

Estimated gain on sale - Kenshaw Electrical Pty Ltd	USD	AUD
Consideration received or receivable
Cash
Purchase price	2,613	4,000
Working capital adjustment	(1,822)	(2,789)
Cash	791	1,211
Fair value of contingent consideration	-	-
Less costs to sell	-	-
Total disposal consideration	791	1,211
Estimated carrying amount of net assets/(liabilities) sold	(36)	(54)
Estimated gain on sale as at June 30, 2024	827	1,265

Disposal consideration for the sale of the Kenshaw Electrical business on July 2, 2024 comprised a cash purchase price of $2.6 million (AU$4.0 million), less completion working capital adjustments of $1.8 million (AU$2.8 million), giving net cash consideration of $0.8 million (AU$1.2 million). Net liabilities sold were $0.04 million (AU$0.05 million), resulting in an initial gain on disposal of $0.8 million (AU$1.3 million).

Disposal consideration for the sale of the business and assets of J.A. Martin Electrical Pty Limited (excluding its solar division) on July 1, 2022, comprised cash purchase price, including completion working capital adjustments of $2.9 million (AU$4.3 million). Initial estimate of fair value of deferred contingent consideration of $4.5 million, as recorded in July 2022, payable 12 months after completion, applied a contracted 4.5x multiple to year 1 forecast EBITDA of AU$2.7 million, discounted at 10% to net present value, less purchase price paid. The final deferred consideration of $0.6 million (AU$ 0.9 million) was received in August 2023. Costs to sell comprise advisory fees of $0.4 million (AU$0.5 million). Net book value of net assets sold was $7.0 million (AU$10.1 million), resulting in a loss on disposal of $3.9 million (AU$5.4 million).

Reconciliation of adjusted gain on sale - Kenshaw Electrical	USD 000	AUD 000
Gain on sale - as estimated at June 30, 2024	827	1,265
Cash consideration adjustment	-	-
Fair value of contingent consideration adjustment	-	-
Cost to sell adjustment	821	1,369
Carrying amount of net assets sold adjustment	-	-
Gain on sale reported in year ended June 30, 2025	1,648	2,634